UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2019

Wall Street Acquisitions, Corporation.

(Exact name of registrant as specified in its charter)

                                 Delaware                                  000-55755                              30-0965482

                             (State or other jurisdiction          (Commission                          (IRS Employer

                             of incorporation)                         File Number)                           Identification No.)

4440 S. Piedras Drive, #136 San Antonio, TX 78228	11747
(Address of principal executive offices)	(Zip Code)

                                                                         (973) 277 4239

                                                        (Registrant’s telephone number, including area code)

                                                                 One Gateway Center, 26th Fl

                                                                          Newark, NJ 07102

                                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I

Securities registered pursuant to Section l 2(b) of the Act:

N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 §240.12b-2 of this chapter).

                                                                                                        Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

                                                                                                                                                                            [NO]

Item 2.01Completion of Acquisition or Disposition of Assets

On September 17, 2019 Wall Street Acquisitions, Corporation (the “Company”) acquired, in a stock-for-stock exchange transaction, all the issued and outstanding shares of WSA Gold & Minerals, Inc., a Texas corporation (“WSA Gold”), whose President is Jimmy Ramirez. WSA Gold is the owner of various mining properties in the States of Nevada, New Mexico, Utah, Montana, Arizona, and Wyoming. The Company intends to operate WSA Gold as a wholly owned subsidiary.

Item 3.02Unregistered Sales of Securities

On September 17, 2019 Franklin Ogele, acquired at $0.0001par value, 1,000,000 shares of common stock of the Company from Chima E. Chima. As a result of the transaction, Franklin Ogele became the holder of all the issued and outstanding 20,000,000 shares of common stock of the Company. In an accompanying transaction with Jimmy Ramirez and WSA Gold and to effectuate the Company’s desire to enter the precious metals mining space, Franklin Ogele and the Company caused to be conveyed to Jimmy Ramirez, President and CEO of WSA Gold, 17,000,000 [or 85%] shares of common stock of the Company.  As a result of the transaction, Jimmy Ramirez now holds 85% of the  issued and outstanding shares while Franklin Ogele holds 15% of the issued and outstanding shares of the Company.

Item 5.01Changes in Control of Registrant

On September 17, 2019 Franklin Ogele, acquired at $0.0001par value, 1,000,000 shares of common stock of the Company from Chima E. Chima. As a result of the transaction, Franklin Ogele became the holder of all the issued and outstanding 20,000,000 shares of common stock of the Company. In an accompanying transaction with Jimmy Ramirez and WSA Gold and to effect the Company’s desire to enter the precious metals mining space, Franklin Ogele and the Company caused to be conveyed to Jimmy Ramirez, President and CEO of WSA Gold, 17,000,000 [or 85%] shares of common stock of the Company.  As a result of the transaction, Jimmy Ramirez now holds 85% of the  issued and outstanding shares while Franklin Ogele holds 15% of the issued and outstanding shares of the Company.

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As a result of the Changes in Control described in Item 5.01 above, on September 17, 2019 Franklin Ogele stepped down as President/CEO and Member of the Board of Directors of the Company. Chima E. Chima also stepped down as Vice President, Secretary and Member of the Board of Directors of the Company. Mr. Jimmy Ramirez was elected Member of the Board of Directors and appointed as President and CEO of the Company. Franklin Ogele was elected Member of the Board of Directors and appointed as Vice President and Secretary of the Company. The Company currently does not pay any salaries or compensation to Jimmy Ramirez or Franklin Ogele.

Jimmy Ramirez

Jimmy Ramirez has been an entrepreneur most of his life. His education in business has prepared him well. As such, for the past 20 years, Mr. Ramirez has been involved as a leader for various financial entities, including but not limited to, being the CEO of various Mortgage Companies and Mortgage Banking entities. Mr. Ramirez has extensive knowledge and experience in acquisitions of start-up companies with ultimate goal of building them to successful enterprises. Mr. Ramirez is the sole stockholder of Gateway Gold & Minerals, Inc., Texas corporation, which conveyed fourteen (14) gold and precious gem mines to WSA Gold & Minerals, Inc., a wholly owned subsidiary of Wall Street Acquisitions, Corporation. We believe Mr. Ramirez’s past experience and education makes him extremely qualified to serve as CEO and as a member of our board of directors. Mr. Ramirez provides services to the Company as may be requested from time to time without compensation from the Company.

Franklin Ogele, Esq.

Franklin Ogele has over 25 years of substantive professional work as Securities Industry Regulatory Lawyer and Investment Banking/Broker/Dealer Senior Management. Franklin has held positions as: Senior Compliance Examiner at Financial Industry Regulatory Authority, Inc.; Vice President, General Counsel of ABN Amro Securities (USA) Inc., General Counsel for ABN Amro Asset Management Inc; Vice President, Legal Counsel of Santander Investments Securities USA Inc. Broker-Dealer Regulation Partner at Singer Zamansky Ogele and Selengut LLP. Franklin holds academic degrees in Accounting, Economics and Law. Franklin is admitted to practice law in New York & New Jersey and the US Southern District Court of New York & New Jersey Federal Court. We believe that Mr. Ogele’s significant financial services industry and legal experience makes him well qualified to serve as a member of our board of directors. Mr. Ogele provides services to the Company as may be requested from time to time without compensation from the Company.

Item 8.01	Other Events.

On September 19, 2019 the Company filed with the State of Delaware a certificate of amendment to its Certificate of Incorporation increasing its authorized shares of common stock from 100,000,000 shares to 500,000,000 shares and its non-designated preferred stock from 20,000,000 shares to 100,000,000 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wall Street Acquisitions, Corp

           Registrant

Date: September 20, 2019

    /s/ Jimmy Ramirez

 _____________________________

       Jimmy Ramirez